Exhibit 10.7

FORM OF LOCK-UP AGREEMENT

April 19, 2012
Blue Calypso, Inc.
19111 North Dallas Parkway, Suite 200
Dallas, Texas 75287
Attention: Andrew Levi

Ladies and Gentlemen:

Pursuant to the proposed Securities Purchase Agreement between Blue Calypso, Inc., a Delaware corporation (the “Company”), and the purchasers signatory thereto (the “Purchasers”), the Company is conducting a private of up to $500,000 of senior secured convertible notes (the “Private Placement”).

As an inducement to the investors in the Private Placement and in satisfaction of a condition of the Company’s obligations in the Private Placement, the undersigned irrevocably agrees with the Company that, from the date hereof until the close of trading on the one year anniversary of the initial closing of the Private Placement (such period, the “Restriction Period”), the undersigned will not (a) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder (the “Exchange Act”) with respect to, any shares of common stock of the Company (the “Common Stock”) or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities, or any securities substantially similar to the Common Stock (collectively, the “Securities”), (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Securities, whether any such transaction is to be settled by delivery of Securities, in cash or otherwise or (c) publicly announce an intention to effect any transaction specified in clause (a) or (b).

Notwithstanding the foregoing, the undersigned shall be permitted to (i) transfer Securities as a bona fide gift, (ii) distribute Securities to limited partners, general partners, members or stockholders of the undersigned, (iii) transfer Securities to family members or a trust established for the benefit of family members, (iv) transfer Securities to entities where the undersigned is the beneficial owner of all Securities held by such entities, (v) receive Securities upon the exercise of an option or warrant or in connection with the vesting of restricted stock or restricted stock units, and (vi) transfer Securities to the Company in a transaction exempt from Section 16(b) of the Exchange Act solely in connection with the payment of taxes due in connection with any exercise or vesting of

Securities, provided any such transferee other than the Company shall execute an agreement substantially similar to this agreement.

The undersigned acknowledges that the execution, delivery and performance of this letter agreement is a material inducement to each investor to complete the transactions contemplated by the Private Placement and that each such investor (who shall be a third party beneficiary of this letter agreement) and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder.  The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this letter agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the Private Placement.

This letter agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, each investor and the undersigned.  This letter agreement shall be construed and enforced in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  The undersigned agrees and understands that this letter agreement does not intend to create any relationship between the undersigned and each investor and that each investor is not entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the securities is created or intended by virtue of this letter agreement.

By its signature below, the Transfer Agent hereby acknowledges and agrees that, reflecting this letter agreement, it has placed an irrevocable stop transfer instruction on all securities beneficially owned by the undersigned until the end of the Restriction Period.  This letter agreement shall be binding on successors and assigns of the undersigned with respect to the securities and any such successor or assign shall enter into a similar agreement for the benefit of the investors.

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This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Signature

Print Name

Address for Notice:

Number of shares of Common Stock

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this letter agreement.

BLUE CALYPSO, INC.

By:
Name:
Title:

Acknowledged and agreed to

as of the date set forth above:

ACTION STOCK TRANSFER CORP.

By:
Name:
Title: